MATRIX ADVISORS VALUE ETF Ticker Symbol: MAVF Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS February 13, 2025, as supplemented June 11, 2025 https://MatrixAdvisorsValueETF.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated February 13, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://MatrixAdvisorsValueETF.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Matrix Advisors Value ETF (the “Fund”) seeks to achieve a total rate of return which is comprised of capital appreciation and current income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.75%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Year:
$77	$240
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available. For the fiscal year ended June 30, 2024, the portfolio turnover rate of the Matrix Advisors Value Fund, Inc. (the “Predecessor Mutual Fund”) was 20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange traded Fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in U.S. companies that satisfy Matrix Asset Advisors, Inc.’s (“Matrix” or the “Sub-Adviser”) definition of value. The Fund defines value for purposes of the Fund’s 80% policy as meaning companies (i) whose price-to-earnings ratio or price-to-book ratio is less than one-third of the companies in the S&P 500 Index, (ii) whose dividend yield is greater than one-third of the companies in the S&P 500 Index, or (iii) that are included in the Russell 1000® Value Index.
The Fund invests primarily in large capitalization companies, which the Sub-Adviser generally defines as companies with a minimum market capitalization of $4 billion at the time of purchase. The Fund invests primarily in both dividend and non-dividend paying common stocks. The Sub-Adviser selects securities for investment that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis, as discussed further below.
Classic Valuation Analysis is an investment methodology based on principles Benjamin Graham developed over 70 years ago, which Matrix has refined based on changing economic and macro trends over the past few decades. Using valuation models developed by Matrix, metrics such as earnings growth, dividend growth, return on equity, and book value are analyzed versus their historical (previous six to ten years), current, and projected (next two years) levels to determine a company’s “Intrinsic Value.” Intrinsic Value is Matrix’s best estimate of where the Fund’s portfolio manager believes the stock should trade. The Intrinsic Value estimate is dynamic and updated regularly as companies report new fundamental and financial data, usually quarterly. Value criteria require companies to have a strong financial position, as measured by comfortable levels of debt and free cash flow generation in excess of their cash needs and a current stock price attractively discounted versus its “Intrinsic Value.”
Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. The Fund may invest in any sector. At times the Sub-Adviser may overweight the Fund’s portfolio in one or more particular sectors, and/or underweight the Fund’s portfolio or not invest in one or more particular sectors.
Once a stock has been purchased for the Fund’s portfolio, it generally is sold for one of three reasons:
•when a security reaches its Intrinsic Value, based on the Sub-Adviser’s proprietary models;
•there has been a fundamental change in the issuer’s balance sheet or results of operations so that it no longer meets the Fund’s financial or valuation criteria; or
•to take advantage of something more attractive in a similar industry or sector.
As of the date of the Prospectus, the Sub-Adviser expects the Fund to have significant exposure to the Information Technology and Financials sectors.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Management Risk. The risk that the Sub-Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Value Strategy Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The Sub-Adviser may not be able to accurately determine the “Intrinsic Value” of a company, resulting in the purchase of an overvalued security or premature sale of an undervalued company. Additionally, the market may use different criteria to determine a company’s value, which could have unexpected effects on a company’s performance and cause losses for the Fund.
Sector Emphasis Risk. Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments. In recent years, the Predecessor Mutual Fund has overweighted its investments in the Information Technology sector, and as a result, it was more susceptible to the particular risks that may affect companies in the Information Technology sector because companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition. The Predecessor Mutual Fund has also overweighted its investments in the Financials sector, and as a result, it was more susceptible to the particular risks that may affect companies in the Financials sector, including government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
PERFORMANCE
Concurrently with the Fund’s commencement of operations, the Fund will acquire all of the assets and liabilities of the Predecessor Mutual Fund, in a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Mutual Fund will be exchanged for shares of the Fund. The Predecessor Mutual Fund had an investment objective and investment strategies that were, substantially similar as those of the Fund. The Fund’s performance for periods prior to February 21, 2025 is that of the Predecessor Mutual Fund.

The bar chart and table provide some indication of the risks of investing in the Fund. The Fund is adopting the performance of the Predecessor Mutual Fund as the result of the Reorganization. The bar chart shows changes in the Predecessor Mutual Fund’s performance from year to year. The table shows how the Predecessor Mutual Fund’s average annual returns for 1 year, 5 years and 10 year periods compared with those of a broad-based securities market index. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting the Fund’s website at: https://MatrixAdvisorsValueETF.com.
Calendar Year Total Returns
* The Fund’s year-to-date return as of September 30, 2024 was 17.79%.
During the periods shown in the bar chart, the Fund’s highest quarterly return was 23.90% for the quarter ended June 30, 2020, and the lowest quarterly return was -27.68% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Predecessor Mutual Fund - Matrix Advisors Value Fund
Return Before Taxes	25.21%	13.50%	8.54%
Return After Taxes on Distributions	24.68%	12.12%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares[1]	15.29%	10.63%	6.73%
S&P 500 Index (reflects no deduction for fees and expenses)	26.29%	15.69%	12.03%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%
1 This table shows returns for the Predecessor Mutual Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Matrix Asset Advisors, Inc.
PORTFOLIO MANAGER
David A. Katz is the individual that is responsible for the day-to-day management of the Fund. Mr. Katz was the portfolio manager of the Predecessor Mutual Fund since 1996.

PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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